Trade and Finance Receivables	12 Months Ended
Dec. 31, 2012
Receivables [Abstract]
Trade and Finance Receivables
Trade and Finance Receivables
TRADE RECEIVABLES
The company's primary markets are in North America and Europe, but it also has sales in the Middle East and other markets. The majority of the company's sales in the Middle East are in Iran under license from the U.S. government that allows sale of food products to non-sanctioned parties. These sales are in U.S. dollars and represent $26 million of "Trade receivables, less allowances" on the Consolidated Balance Sheet at December 31, 2012. Even though the sales in Iran are permitted, the international sanctions against Iran are affecting the ability of Iranian customers to pay invoices within terms because it is difficult for them to obtain U.S. dollars, euros or other suitable currencies in sufficient quantity on a regular basis. Over the course of 2012, the company's receivable balance with these customers has increased, and the company has established payment plans with each of these customers to reduce their balances. Most customers have so far been able to find acceptable methods of payment to comply with their payment plans. However, one significant customer has not, and as a result, the company reserved $9 million of these receivables in 2012 representing balances in excess of related collateral. If this customer is able to find acceptable methods of payment to comply with its payment plan, the reserve may be reversed as appropriate. The company sources bananas from the Philippines for sale in the Middle East under a long term purchase contract with a former joint venture partner through 2016 with committed volumes. The company continues to develop other markets for these bananas, such as Iraq and Saudi Arabia, to diversify its risk in the region.
FINANCE RECEIVABLES
Finance receivables were as follows:

	December 31,
	2012		2011
(In thousands)	Grower Receivables	Seller Financing	Grower Receivables	Seller Financing
Gross receivable	$41,008	$30,523	$46,188	$35,021
Reserve	(36,854)	—	(37,519)	—
Net receivable	$4,154	$30,523	$8,669	$35,021

Current portion, net	$4,154	$3,691	$8,669	$4,771
Long-term portion, net	—	26,832	—	30,250
Net receivable	$4,154	$30,523	$8,669	$35,021

Activity in the finance receivable reserve is as follows:

(In thousands)	2012	2011
Reserve at beginning of year	$37,519	$4,552
Charged to costs and expenses	933	33,401
Recoveries	(1,597)	(435)
Foreign exchange and other	(1)	1
Reserve at end of year	$36,854	$37,519

Seasonal advances may be made to certain qualified growers of other produce, which are normally collected as the produce is harvested and sold. The company generally requires asset liens and pledges of the season's produce as collateral to support these advances. If sales of the season's produce do not result in full repayment of the advance, the company may exercise the collateral provisions or renegotiate the terms, including terms of interest, to collect the remaining balance. The gross grower receivable balance includes $30 million (all of which is classified as long-term and fully reserved) and $32 million (all of which is classified as long-term and fully reserved) related to a Chilean grower of grapes and other produce as of December 31, 2012 and 2011, respectively. In 2011, the company recorded a reserve of $32 million for advances made to this Chilean grower. Late in 2011, the Chilean grower was declared bankrupt; the company continues to aggressively negotiate recovery with the bankruptcy trustee and other creditors of the grower, and has recovered approximately $2 million in 2012.
The company provided seller financing in the 2009 sale of the former joint venture that sourced bananas and pineapples from the Philippines for sale in the Middle East and Asia. The financing for the sale of this joint venture is a note receivable in equal installments through 2019. Payments are current on this note receivable. At both December 31, 2012 and 2011, the current portion of the note receivable included in "Other receivables, net" on the Consolidated Balance Sheets was $4 million, and the long-term portion included in "Investments and other assets, net" on the Consolidated Balance Sheets was $27 million and $30 million at December 31, 2012 and 2011, respectively. The company also provided seller financing in the 2004 sale of its former Colombian subsidiary in the form of a note receivable, which was fully repaid in July 2012. The terms of the seller financing were based on the earnings power of the businesses sold.